Supplement dated September 19, 2014, to the Wilmington Maryland Municipal

Bond Fund Statutory and Summary Prospectuses dated August 31, 2014

Subject to shareholder approval, on or about the close of business on January 30, 2015, the Wilmington Maryland Municipal Bond Fund (“Target Fund”) will be merged into the Wilmington Municipal Bond Fund (“Acquiring Fund”). Both Funds are series of the Wilmington Funds (the “Trust”).

At a meeting of the Board of Trustees (the “Board”) of the Trust on September 18, 2014, the Board determined that the proposed merger of Target Fund would be in the best interests of the Funds and their shareholders. The Board also approved an Agreement and Plan of Reorganization (the “Plan”) for the merger. The proposed Plan contemplates that Acquiring Fund will acquire all of the assets of Target Fund and assume its liabilities (as set forth in the Plan) in exchange for designated shares in Acquiring Fund, which Target Fund will distribute to its shareholders in exchange for their Target Fund shares.

The proposed merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Effective as of the close of business on November 14, 2014, Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger.

The proposed merger of Target Fund into Acquiring Fund will require the approval of the shareholders of Target Fund. A meeting of the shareholders of Target Fund is being called for that purpose, on or about January 15, 2014, and provided that appropriate shareholder approval is obtained, it is expected that the merger will be completed on or about January 30, 2015. Shareholders of Target Fund will receive proxy solicitation materials providing them with information about Acquiring Fund. Shareholders of Acquiring Fund will NOT be solicited for approval of the proposed merger.

Please keep this Supplement for future reference.

SP-WT-PRO-001-0919